Gulf South Conference May 2019

Safe Harbor Statements FORWARD LOOKING STATEMENTS All statements, other than statements of historical fact, included in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the future financial and operating results of Reliant Bancorp, Inc. (the “Company”) and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (2) increased levels of other real estate, primarily as a result of foreclosures, (3) the impact of liquidity needs on our results of operations and financial condition, (4) competition from financial institutions and other financial service providers, (5) the effect of interest rate increases on the cost of deposits, (6) unanticipated weakness in loan demand or loan pricing, (7) lack of strategic growth opportunities or our failure to execute on those opportunities, (8) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (9) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (10) our ability to effectively manage problem credits, (11) our ability to successfully implement efficiency initiatives on time and in amounts projected, (12) our ability to successfully develop and market new products and technology, (13) the impact of negative developments in the financial industry and U.S. and global capital and credit markets, (14) our ability to retain the services of key personnel, (15) our ability to adapt to technological changes, (16) risks associated with litigation, including the applicability of insurance coverage, (17) the vulnerability of Reliant Bank’s network and online banking portals, and the systems of parties with whom the Company and Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches, (18) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (19) adverse results (including costs, fines, reputational harm, and/or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, and (20) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained in this presentation are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. NON-GAAP FINANCIAL MEASURES This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and, therefore, are considered non-GAAP financial measures. Members of the Company’s management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non- GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. This presentation contains certain non-GAAP financial measures, including, without limitation, tangible assets, tangible book value, tangible common equity, tangible common equity to assets, efficiency ratio, adjusted income return on average assets, and return on tangible common equity. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this presentation. 1

Why Reliant? High Growth, Desirable Markets Strong Corporate Governance Focused, Balanced Business Model Experienced, Consistent Leadership Opportunistic Acquisitions Stable, Diverse Workforce Organic, In-Market Loan & Client Focused Service Deposit Growth Strategic Company Focus Culture Profitability Financial and Growth Strength Scalability of Model Balanced, Sustainable Growth Disciplined Credit Culture Disciplined Approach to Pricing Conservative Loan Reserves and Margin Optimization Purchase Discounts Focus on Expense Management Well Capitalized 2

Reliant Bank Franchise Overview

Branch Network



Clarksville
MONTGOMERY
24
ROBERTSON
Springfield
SUMNER
Gallatin
CHEATHAM
Ashland City
40
Nashville
Lebanon
WILSON
DICKSON
Dickson
Brentwood
WILLIAMSON
Franklin
Murfreesboro
HICKMAN
65
RUTHERFORD
Columbia
MAURY
HAMILTON
Chattanooga
Full Service Branch (17)
Mortgage LPO (1)

Q1 '19 Financial Summary

Market Information	
Price Per Share (4/24/19)	$22.90
Market Cap. ($mm)	263
Price / Tang. Book	161 %
Price / '19 EPS	15.1 x
Price / '20 EPS	13.6
Balance Sheet ($mm)	
Total Assets	$1,762
Loans Held for Investment	1,262
Deposits	1,511
Tangible Common Equity	163
Loans Held for Investment / Deposits	83.5 %
MRQ Profitability	
Adjusted ROAA	0.88 %
Asset Quality	
NPAs / Loans + OREO	0.49 %
Reserves / NPLs	220.6
Reserves / Loans Held for Investment	0.90
Capital Ratios	
Tang. Com. Equity / Tang. Assets	9.56 %
Leverage Ratio	9.99
CET1 Ratio	12.07
Tier 1 Capital Ratio	12.07
Total Capital Ratio	12.92
Loan Concentration	
C&D Loans / Total Bank Capital	108 %
CRE Loans / Total Bank Capital	289

Key Franchise Highlights

- Commercially oriented bank headquartered in Brentwood, Tennessee
- Focused on fast growing Middle Tennessee markets coupled with recent expansion into Chattanooga, Tennessee
- 11th largest bank by deposits in the Nashville MSA and 5th largest community bank(2) by deposits headquartered in the Nashville MSA
- Concentrated on building in-market banking relationships; 80% of top 50 loan relationships have related deposits at the bank
- Experienced management team with extensive local market knowledge
- 9.7% insider ownership amongst management and the board of directors

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence
Financial data as of or for the three months ended 3/31/19; ownership data as of 4/15/19; pricing data as of 4/24/19
(1) Refer to appendix for "reconciliation of non-GAAP financial measures"
(2) Community bank defined as institutions with total assets less than $10 billion

3

Our History 1/9/2006 4/28/2014 7/7/2015 3/6/2017 8/23/2017 1/1/2018 10/22/2018 Reliant Bank CUBN and Reliant Stock begins Opened Green Hills Announced Merger with Completed Opened established announce merger trading on branch in Davidson Community First & $25 Merger with Chattanooga Nasdaq County million Private Placement Community First branch 2006 2014 2015 2017 2018 4/1/2015 CUBN and Reliant 12/31/2017 8/28/2018 close merger. $791 Officially rebranded Opened 8/14/2006 million in assets 6/30/2017 Murfreesboro Commerce Union Surpassed as Reliant Bancorp, 2/21/2017 Inc. branch Bank established Expansion into $1 billion in assets Chattanooga 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 ‘19 Reliant Bank $111 $205 $317 $382 $379 $363 $385 $385 $450 Total Assets $876 $912 $1,125 $1,724 $1,762 ($mm) Commerce Union Bank $35 $98 $133 $148 $187 $209 $232 $253 $296 Source: S&P Global Market Intelligence; Company Filings 4

Experienced, Committed Leadership Team



DeVan Ard, Jr.
Chairman, President and CEO

- Former Area Executive in Middle Tennessee at AmSouth Bank
- Founder of Reliant Bank in 2006

38 years of banking experience / 14 years at RBNC / 20 years in Middle TN



Louis E. Holloway
EVP, Chief Operating Officer

- Executive Vice President – Chief Operating Officer since January 2018
- Former Chief Executive Officer of Community First, Inc.

42 years of banking experience / 1 year at RBNC / 33 years in Middle TN



James Daniel Dellinger
EVP, Chief Financial Officer

- Former Chief Financial Officer at Premier Bank of Brentwood
- Former Chief Financial Officer at Erwin National Bank

27 years of banking experience / 13 years at RBNC / 22 years in Middle TN



Eddie Gammon
EVP, Director of Operations

- Executive Vice President – Director of Operations since March 2016
- Former Senior Vice President of Operations at IBERIABANK
- Former Senior Vice President – Director of Deposit Operations at Avenue Bank

34 years of banking experience / 3 years at RBNC / 4 years in Middle TN



Alan Mims
EVP, Chief Credit Officer

- Executive Vice President – Chief Credit Officer since December 2017
- Former Senior Examiner and Case Manager for the Federal Reserve Bank of Atlanta

30 years of banking experience / 2 years at RBNC / 2 years in Middle TN



John R. Wilson
EVP, Chief Loan Officer

- Executive Vice President – Chief Loan Officer
- Former Spring Hill Market President for Cumberland Bank

30 years of banking experience / 13 years at RBNC / 30 years in Middle TN



Kim York
EVP, Chief Strategy Officer

- Executive Vice President – Chief Strategy Office since March 2017
- Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union

24 years of banking experience / 3 years at RBNC / 24 years in Middle TN

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence

5

Nashville Deposit Market Share

Top 25 Deposit Market Share

Rank	Community Bank Rank (1)	Institution	Deposits ($mm)	Market Share	Percent of Total Franchise (2)
1	--	Pinnacle Financial Partners Inc.	$9,013	14.7 %	50.2 %
2	--	Bank of America Corp.	8,636	14.1	0.7
3	--	Regions Financial Corp.	7,610	12.4	7.9
4	--	SunTrust Banks Inc.	6,359	10.4	3.9
5	--	First Horizon National Corp.	4,901	8.0	15.7
6	1	Franklin Financial Network Inc.	3,401	5.5	100.0
7	--	U.S. Bancorp	2,049	3.3	0.6
8	2	Wilson Bank Holding Co.	1,918	3.1	90.7
9	--	Fifth Third Bancorp	1,883	3.1	1.5
10	--	Wells Fargo & Co.	1,759	2.9	0.1
11	3	Reliant Bancorp Inc.	1,337	2.2	100.0
12	4	FB Financial Corp.	1,202	2.0	26.6
13	5	CapStar Financial Holdings Inc.	1,161	1.9	73.7
14	6	First Farmers and Merchants Corp.	851	1.4	73.2
15	--	BB&T Corp.	715	1.2	0.4
16	--	Renasant Corp.	602	1.0	5.9
17	7	First Farmers Bancshares Inc.	538	0.9	100.0
18	8	Volunteer State Bancshares Inc.	529	0.9	100.0
19	--	Synovus Financial Corp.	440	0.7	1.2
20	9	InsCorp Inc.	383	0.6	100.0
21	10	Truxton Corp.	374	0.6	100.0
22	--	Royal Bank of Canada	368	0.6	0.9
23	--	Simmons First National Corp.	352	0.6	2.6
24	11	Citizens Bancorp Investment Inc.	334	0.5	46.2
25	12	ServisFirst Bancshares Inc.	318	0.5	5.2
		Totals (1-25)	$57,031	92.8 %	
		Totals (26-60)	4,412	7.2	

Reliant BANCORP, INC.

Note: Dollars in millions; Deposit market share data as of 6/30/18
Source: S&P Global Market Intelligence
(1) Community bank defined as an institution with less than $10 billion in total assets
(2) Percent of total deposits in the Nashville MSA

6

Nashville MSA Demographics

Nashville Market Highlights

- Scale
  - The Nashville MSA is expected to surpass the current size of Austin, Charlotte, Portland, and Denver regions by 2035, with a population of 2.6 million
  - The Nashville MSA is the 8th largest Southeast metropolitan area with a population exceeding 1.9 million as of July 2018
  - The Nashville region gained 94 net new people per day on average in 2017
  - Population grew approximately 11.9% from 2012 through 2018 at 1.90% annually
  - Unemployment rate of 2.6% is below the national average of 3.8% as of March 2019
  - Median HHI growth of 16.5% from 2000-2012
- Strong Business Environment
  - Personal state income tax: 0.0%
  - Ranked 3rd in "The Best Big Cities for Jobs 2017"
  - 7th on Forbes' list of fastest-growing cities of 2018
  - Ranked 1st on Forbes' list for metro area job growth in professional and business services (2017)
  - Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, Ford Motor Credit, and AllianceBernstein (2018)
  - Home to 14 Fortune 1000 companies, including 5 Fortune 500 headquarters
  - Recent announcements by Amazon and E&Y to bring 5,600 jobs to Nashville
- Passionate Sports Fan Base
  - Nashville Predators
  - Tennessee Titans

'19 – '24 Projected Population Growth (%)



10.0%
7.5%
5.0%
2.5%
0.0%
7.5%
6.8%
4.6%
3.6%
RBNC
Nashville MSA
Southeast
US

2024 Median Household Income (HHI) ($)



$120,000
$90,000
$60,000
$30,000
$0
$94,725
$73,968
$61,872
$68,744
RBNC
Nashville MSA
Southeast
US

'19 – '24 Projected HHI Growth (%)



16.0%
12.0%
8.0%
4.0%
0.0%
10.2%
11.1%
9.2%
8.8%
RBNC
Nashville MSA
Southeast
US

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence, Bureau of Labor Statistics, Nashville Area Chamber of Commerce, U.S. Census Bureau- 2016, FRED
(1) RBNC deposit data weighted by county

7

Projected Population Growth by County Projected Population Growth by 2030 32.0% 28.4% 28.1% 24.0% 17.9% 16.0% 13.9% 12.9% 11.8% 8.8% 8.0% 1.8% 0.0% Williamson Rutherford Sumner Maury Robertson Davidson Hamilton Hickman TN County 1 2 5 9 10 14 25 54 Ranking Market 7 NA 8 2 4 26 NA 1 Share Rank Source: Boyd Center for Business and Economic Research, University of Tennessee, Knoxville - September 2017 8 Note: Deposit market share data as of 6/30/18; pro forma for announced transactions

Financial Highlights and Recent Developments Key Highlights Financial Results • Annualized loan growth of 10.1%, all organic customer growth Three months ended March 31, 2019 o Quarterly loan production of $116 million, at 5.62% WAR • Adjusted net interest margin of 3.47%, down only one basis point from 4Q’18 Diluted EPS $0.33 • Annualized tangible book value per share growth of 18.6% Net Income ($mm) $3.82 • Shifted funding mix to lower cost deposits from borrowings o Annualized deposit growth of 20.4% ROAA 0.88% • No loan loss provision expense ROTCE 9.7 % o Net recovery increased loan loss reserve Consolidated Efficiency Ratio 82.8% • Tax efficient business strategy (GAAP) Recent Developments Retail Banking Efficiency Ratio 64.0% • Strong performance of new branch locations in Murfreesboro and Net Interest Margin 3.63 % Chattanooga • Community First merger has been accretive to earnings TBVPS $14.21 • Investing in our franchise through hiring revenue producing bankers and Total Assets ($mm) $1,762 enhancing technology capabilities • Declared quarterly dividend of $0.09 on March 26, 2019 Total Deposits ($mm) $1,511 • Bought back shares worth approximately $630 thousand of our existing $12 million authorization TCE / TA 9.56 % Source: Company documents Note: $ in millions, unless otherwise specified; Data as of or for the three months ended each respective quarter 9 Note: Refer to appendix for “reconciliation of non-GAAP financial measures”

Balancing Growth and Profitability Growing Loan Portfolio(1) Loan Yields 1-4 Family C&I CRE Construction Consumer & Other Coupon Loan Fees Purchase Accounting Tax Credits $1,600 5.75% 5.53% $1,400 5.41% 5.39% $1,262 0.29% $1,231 0.10% 0.10% 5% 5.24% $1,200 6% 5.25% 0.11% 0.11% 0.32% 5.07% 0.15% 18% 5.03% 16% 0.15% 0.01% 0.23% $1,000 0.24% 4.87% 0.19% 0.25% 0.25% 0.31% 0.09% $772 22% $800 23% 4.75% 0.12% 0.26% $667 8% 0.25% $617 10% 17% 0.28% $600 10% 14% 11% 30% 21% 30% 4.95% 21% 4.85% $400 22% 4.25% 4.68% 4.73% 4.61% 29% 4.53% 31% 29% 4.38% $200 26% 25% 26% 26% 24% $0 3.75% 2015 2016 2017 2018 1Q'19 2015 2016 2017 2018 1Q'18 4Q'18 1Q'19 Coupon + Fees: 4.78% 4.99% 4.66% 4.98% 4.87% 5.09% 5.18% Source: Company documents Note: $ in millions, unless otherwise specified; Data as of or for the three months ended each respective quarter or twelve months ended each year. C&I Loans include Owner-Occupied CRE 10 (1) Does not include loans held for sale Note: Refer to appendix for “reconciliation of non-GAAP financial measures”

Funding and Liquidity Sources Total Deposits Gross Loans / Deposit Ratio (%) 100.0% $1,600 $1,511 $1,438 90.0% 88.0% 86.5% 86.7% $1,400 83.8% 84.2% 80.0% $1,200 49% 46% $1,000 70.0% $884 $764 $800 60.0% Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1' '19 $640 52% $600 47% 28% 26% 40% $400 23% 28% 24% 11% 10% $200 15% 11% 10% 15% 15% 17% 18% 15% $0 2015 2016 2017 2018 1Q'19 Demand Interest-bearing Demand MMDA & Savings Time Cost of Deposits: 0.38% 0.40% 0.61% 0.96% 1.34% Cost of Funds: 0.42% 0.43% 0.66% 1.07% 1.44% Source: Company documents Note: Reflects consolidated numbers for Reliant Bancorp, Inc. 11

Growing, Profitable Core Banking Segment Retail Banking Net Income(1) ($mm) $16.0 $14.1 $14.0 $12.0 $10.0 $8.9 $8.0 $7.2 $5.6 $6.0 $3.7 $4.1 $3.8 $4.0 $2.0 2015 2016 2017 2018 Q1'18 Q4'18 Q1'19 Retail Banking Net Interest Income(2) ($mm) Retail Banking Non-Interest Expenses(2),(3) ($mm) Reported Non Interest Expense Retail Banking Non-Interest Expense / Average Assets $60.0 $53.7 $60.0 3.0% $50.0 $50.0 2.67% 2.8% 2.52% $40.0 $33.8 $40.0 $36.7 2.5% $32.0 2.27% 2.30% 2.30% 2.23% 2.23% $30.0 $25.9 $30.0 2.3% $21.0 $22.6 $18.8 $20.0 $20.0 2.0% $13.0 $13.7 $13.6 $9.0 $9.7 $10.0 $10.0 $10.0 1.8% $0.0 $0.0 1.5% 2015 2016 2017 2018 Q1'18 Q4'18 Q1'19 2015 2016 2017 2018 Q1'18 Q4'18 Q1'19 Retail Banking Adj. NIM: 3.82% 4.08% 3.81% 3.58% 3.65% 3.48% 3.47% Efficiency2: 65.8% 59.1% 59.1% 59.5% 61.1% 59.7% 64.0% Source: Company documents Note: $ in millions, unless otherwise specified; Data as of or for the three months ended each respective quarter (1) Includes holding company Note: Refer to appendix for “reconciliation of non-GAAP financial measures” 12 (2) Subsidiary bank only, excluding mortgage segment (3) Does not include merger expenses

Disciplined Credit Culture Loan Reserves Non Performing Assets / Total Assets 1.65% 0.60% 1.50% 1.47% 0.50% 1.43% 1.32% 1.35% 0.39% 1.25% 1.23% 0.40% 0.35% 1.20% 0.31% 0.59% 0.54% 0.30% 0.42% 1.05% 0.37% 0.33% 0.20% 0.90% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Net Charge-Offs (Recoveries) / Average Loans 0.75% 0.10% 0.60% 0.05% 0.03% 0.45% 0.88% 0.89% 0.90% 0.88% 0.90% 0.00% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 0.30% (0.05%) (0.07%) (0.10%) 0.15% (0.15%) 0.00% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 (0.20%) ALL / Total Loans Purchase Discount Source: Company documents Note: Data as of or for the three months ended each respective quarter 13 Note: Refer to appendix for “reconciliation of non-GAAP financial measures”

Diversified Lending Platform Loan Portfolio Composition C&D Portfolio Commercial Other Construction - 1% Owner-Occupied Self Storage 4% 1-4 Family 3% Residential- Retail Construction Builders / Non- 1-4 Family Consumer & Other 9% Owner Occupied Construction 3% 27% 5% C&I 17% Office - General 7% Other C&D Hotel / Motel 10% 3% Restaurant 1-4 Family <1% Residential - Agricultural Apartment / Owner Occupied Related Loans Multi-Family 9% 3% <1% Land Held for Residential Investment 1% Land & Lots Commercial HELOCs 21% Industrial / Land & Lots 8% Warehouse 13% 1% Non Owner- Occupied CRE (1) 23% Commercial Real Estate Portfolio 1-4 Family First Office - General 12% Lien Industrial / 18% Warehouse Retail - Non- 3% Anchored Tenants 29% 1-4 Family Multi-Family Owner- Junior Lien 1% Occupied CRE <1% 13% Hotel / Motel 21% Restaurant - National Franchise 2% Gas Station Restaurant - Other / C-Store 1% 1% Churches / Retail - Single Religious Credit Tenant 1% Non-RE 11% Secured Multi Self Storage 6% Family Other 7% 5% 1% Source: S&P Global Market Intelligence, Company documents Note: Data as of or for the three months ended 3/31/19; Loan portfolio composition utilizes call report categories based on collateral type 14 (1) Based upon non-owner occupied CRE portfolio as of 3/31/19

Financial Strength Positions Company for Growth CET 1 Capital Alt Tier 1 Capital Tier 2 Capital 15.0% 13.7% 13.3% 13.2% 13.3% 13.2% 0.8% 13.0% 0.8% 0.8% 0.8% 0.9% 1.0% 0.9% 0.9% 0.9% 0.8% 11.0% 9.0% 11.9% 11.6% 11.5% 11.6% 11.5% As a % Assets Risk% Weighted of As a 7.0% 5.0% (1) 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 TCE / TA 9.5% 9.3% 9.3% 9.4% 9.6% Tier 1 Leverage 10.3% 10.3% 10.4% 10.4% 10.2% Source: Company documents, SNL Financial Note: Data as of or for the three months ended each respective quarter; Chart and table reflect consolidated numbers for Reliant Bancorp, Inc. 15 Note: Refer to appendix for “reconciliation of non-GAAP financial measures” (1) Estimated figures only since call is not finalized

Delivering Shareholder Value Green bars indicate adjustments for merger expenses Reported Quarterly EPS Tangible Book Value per Share $0.40 $15.00 $0.36 $0.36 $0.34 $0.33 $0.33 $14.21 $0.30 $13.58 $0.15 $13.06 $13.15 $12.94 $0.20 $13.00 $0.10 $0.19 $ - $11.00 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Reported ROAA Reported ROTCE 1.20% 12.00% 10.76% 10.45% 10.73% 0.99% 10.04% 10.04% 0.96% 0.98% 0.93% 0.88% 0.90% 9.00% 4.74% 0.43% 0.60% 6.00% 0.30% 3.00% 0.53% 5.71% 0.00% 0.00% Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Source: Company documents Note: Data as of or for the three months ended each respective quarter 16 Note: Refer to appendix for “reconciliation of non-GAAP financial measures”

Total Return Since Listing Total Return Since Listing vs. Southeast Peers (1) 120% 80% 62% 40% 0% (40%) 7/7/15 11/7/15 3/7/16 7/7/16 11/7/16 3/7/17 7/7/17 11/7/17 3/7/18 7/7/18 11/7/18 3/7/19 RBNC Peers Source: S&P Global Market Intelligence Note: Pricing from 7/7/15 to 3/31/19; total return includes reinvestment of dividends 17 (1) Includes major exchange traded banks headquartered in the Southeast with assets between $1.5 and $10.0 bn; excludes merger targets

Our Strategy for 2019 Core deposit growth / deposit mix Low double digit organic growth Disciplined M&A in current footprint Leverage presence in new markets Add experienced lending talent in key growth markets Commitment to superior asset quality Expand digital channel Improve operating efficiency 18

Appendix

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Adjusted Return on Average Assets, Tangible Common Equity and Earnings Per Share March 31, June 30, September 30, December 31, March 31, (Dollars in thousands) 2018 2018 2018 2018 2019 Net Income Attributable to Common Shareholders $3,741 $2,139 $4,082 $4,123 $3,824 Non-Core Items: Purchase accounting adjustments (293) (73) (73) (203) (79) Merger expenses 177 2,483 82 32 2 Tax effect of adjustments to net income 53 (632) 13 45 15 Adjusted net income attributable to common shareholders $3,678 $3,917 $4,104 $3,997 $3,762 Average Assets $1,613,086 $1,629,714 $1,644,396 $1,689,668 $1,731,177 Adjusted Return on Average Assets 0.91% 0.96% 1.00% 0.95% 0.87 % Average Tangible Common Equity $148,922 $150,057 $151,725 $153,681 $157,748 Adjusted Return on Average Tangible Common Equity 9.88% 10.44% 10.82% 10.40% 9.54 % Diluted Weighted Average Common Shares 11,477,934 11,495,233 11,498,179 11,501,758 11,487,145 Adjusted Quarterly Earnings Per Share $0.32 $0.34 $0.36 $0.35 $0.33 20

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Adjusted Net Interest Margin Fiscal Year Ended December 31, March 31, (Dollars in thousands) 2015 2016 2017 2018 2019 Net Interest Rate Spread $27,780 $36,735 $37,339 $56,898 $14,221 Non-Core Items: Purchase accounting adjustments (1,290) (2,033) (859) (1,665) (332) Tax credits - (650) (650) (1,268) (300) Adjusted Net Interest Rate Spread $26,490 $34,052 $35,830 $53,965 $13,589 Total Earning Assets (Average Balance) $694,135 $835,337 $939,947 $1,505,748 $1,590,342 Adjusted NIM 3.82% 4.08% 3.81% 3.58% 3.47% 21

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share March 31, June 30, September 30, December 31, March 31, (Dollars in thousands) 2018 2018 2018 2018 2019 Tangible Assets Total Assets $1,611,625 $1,659,658 $1,684,201 $1,724,338 $1,761,926 Less: Goodwill 43,464 43,627 43,642 43,642 43,642 Less: Core deposit intangibles 8,931 8,693 8,456 8,219 7,982 Tangible Assets $1,559,230 $1,607,338 $1,632,103 $1,672,477 $1,710,302 Tangible Common Equity Total Common equity $200,951 $202,340 $203,751 $208,414 $215,119 Less: Goodwill 43,464 43,627 43,642 43,642 43,642 Less: Core deposit intangibles 8,931 8,693 8,456 8,219 7,982 Tangible Common Equity $148,556 $150,020 $151,653 $156,553 $163,495 Average Tangible Common Equity $148,922 $150,057 $151,725 $153,681 $157,748 Common Shares Outstanding 11,479,608 11,482,965 11,531,094 11,530,810 11,502,285 Tangible Book Value per Share $12.94 $13.06 $13.15 $13.58 $14.21 Tangible Common Equity / Tangible Assets 9.53% 9.33% 9.29% 9.36% 9.56% 22

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Retail Banking Profitability March 31, June 30, September 30, December 31, March 31, (Dollars in thousands) 2018 2018 2018 2018 2019 Retail Banking Non-Interest Income $1,288 $1,299 $1,379 $1,266 $1,378 Retail Banking Non-Interest Expense(1) $8,980 $8,867 $9,174 $9,716 $9,972 Average Assets $1,613,086 $1,629,714 $1,644,396 $1,689,668 $1,731,177 Retail Banking Non-Interest Income / Average Assets 0.32% 0.32% 0.34% 0.30% 0.32 % Retail Banking Non-Interest Expense / Average Assets 2.23% 2.18% 2.23% 2.30% 2.30 % Note: Subsidiary bank only, excluding mortgage segment (1) Does not include merger expenses 23

Reconciliation of Non-GAAP Financial Measures

Reliant Bancorp, Inc. Retail Banking Efficiency Ratio

(Dollars in thousands)	Fiscal Year Ended December 31, 2015	2016	2017	2018	March 31, 2018	December 31, 2018	March 31, 2019
Operating Expense							
Total noninterest expense	$20,155	$21,001	$22,605	$36,737	$8,980	$9,716	$9,972
Less: Other real estate owned expense	--	--	--	--	--	--	
Less: Amortization of intangible assets	--	--	--	--	--	--	
Operating Expense	$20,155	$21,001	$22,605	$36,737	$8,980	$9,716	$9,972
Operating Revenue							
Net interest income	$28,675	$32,036	$33,762	$53,732	$13,044	$13,677	$13,566
Add: Tax equivalent adjustment for tax exempt interest income	610	1,362	2,183	3,069	445	1,322	760
Tax equivalent net interest income	$29,285	$33,398	$35,945	$56,801	$13,489	$14,999	$14,326
Total noninterest income	1,728	2,482	2,333	5,232	1,288	1,266	1,378
Less: Gain (loss) on sale of securities available for sale	388	36	59	43	--	--	(131)
Less: Gain (loss) on sale of other real estate owned	--	295	27	259	89	--	--
Less: Gain (loss) on disposal of premises and equipment	--	--	(52)	13	--	3	--
Total noninterest income	1,340	2,151	2,299	4,917	1,199	1,263	1,509
Operating Revenue	$30,625	$35,549	$38,244	$61,718	$14,688	$16,262	$15,573
Efficiency Ratio	65.8 %	59.1 %	59.1 %	59.5 %	61.1 %	59.7 %	64.0 %

Note: Subsidiary bank only, excluding mortgage segment

Reliant BANCORP, INC.
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Reconciliation of Non-GAAP Financial Measures

Reliant Bancorp, Inc. Loan Reserves

(Dollars in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Acquired Loan Portfolio					
Non-PCI FMV Discount - Construction & Development	($0)	($0)	($0)	($0)	($0)
Non-PCI FMV Discount - Commercial Real Estate	0	0	0	0	0
Non-PCI FMV Discount - Commercial and Industrial	0	0	0	0	0
Non-PCI FMV Discount - Deposit SE	5,467	5,098	4,728	4,225	3,817
Non-PCI FMV Discount - Non-PCI Dis.	969	969	240	240	240
PCI FMV Discount - Non-Accretion	60	60	60	60	60
Total Purchase Discounts	$6,496	$6,127	$5,028	$4,525	$4,117
Allowance for Loan Losses	$9,731	$10,169	$10,698	$10,892	$11,354
Allowance for Loan Losses + Purchase Discounts (Unamortized)	$16,227	$16,296	$15,726	$15,417	$15,471
Total Loans (net of unearned income)	$1,105,677	$1,142,459	$1,194,129	$1,231,076	$1,262,160
Purchase Discounts as a % of Total Loans	0.59 %	0.54 %	0.42 %	0.37 %	0.33 %
Allowance for Loan Losses as a % of Total Loans	0.88 %	0.89 %	0.90 %	0.88 %	0.90 %
ALLL+Unamorized Loan Accretion as a % of Total Loans	1.47 %	1.43 %	1.32 %	1.25 %	1.23 %

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